[COMERICA LOGO]

                                                                    EXHIBIT 10.1

                             MASTER REVOLVING NOTE

              Variable Rate - Maturity Date - Obligatory Advances
                      (Business and Commercial Loans Only)

--------------------------------------------------------------------------------
AMOUNT              NOTE DATE           MATURITY DATE         TAX IDENTIFICATION
--------------------------------------------------------------------------------
$5,000,000.00       June 25, 1998       June 01, 1999              68-0131180
--------------------------------------------------------------------------------

On the Maturity Date, as stated above, for value received, the undersigned promise(s) to pay to the order of Comerica Bank-California ("Bank"), at any office of the Bank in the State of California, Five Million and no/100 Dollars (U.S.) or that portion of it advanced by the Bank and not repaid as later provided) with interest until maturity, whether by acceleration or otherwise, or an Event of Default, as later defined, at a per annum rate equal to the Bank's base rate from time to time in effect plus *0.000% per annum and after that at a rate equal to the rate of interest otherwise prevailing under this Note plus 3% per annum (but in no event in excess of the maximum rate permitted by law). The Bank's "base rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Bank's base rate changes. Interest shall be calculated on the basis of a 360-day year for the actual number of days the principal is outstanding.
Accrued interest on this Note shall be payable on the 1st day of each MONTH commencing August 01, 1998, until the Maturity Date when all amounts outstanding under this Note shall be due and payable in full. If the frequency of interest payments is not otherwise specified, accrued interest on this Note shall be payable monthly on the first day of each month. If any payment of principal or interest under this Note shall be payable on a day other than a day on which the Bank is open for business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. A late payment charge equal to 5% of each late payment may be charged on any payment not received by the Bank within 10 calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

     * See addendum for fixed rate option.

The principal amount payable under this Note shall be the sum of all advances made by the Bank to or at the request of the undersigned, less principal payments actually received in cash by the Bank. The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time under this Note and shall be conclusive absent manifest error. No interest shall accrue under this Note until the date of the first advance made by the Bank; after that interest on all advances shall accrue and be computed on the principal balance outstanding from time to time under this Note until the same is paid in full.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively "Indebtedness") are secured by and the Bank is granted a security interest in all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust or mortgage on or other security interest in any of the undersigned's principal dwelling or any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has (have) given or give(s) Bank a deed of trust or mortgage covering real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place.

If the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (i) fail(s) to pay any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (ii) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any such guarantor and the Bank; or (iii) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation of a limited liability company) is the subject of a dissolution, merger or consolidation; or
(a) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (b) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or
(c) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (d) if the Bank deems itself insecure believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (e) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. In addition, if this Note is secured by a deed of trust or mortgage covering real property, then the trustor or mortgagor shall not mortgage or pledge the mortgaged premises as security for any other indebtedness or obligations. This Note, together with all other indebtedness secured by said deed of trust or mortgage, shall become due and payable immediately, without notice, at the option of the Bank, (a) if said trustor or mortgagor shall mortgage or pledge the mortgaged premises (or any other indebtedness or obligations or shall convey, assign or transfer the mortgaged premises by deed, installment sale contract instrument, or (b) if the title to the mortgaged premises shall become vested in any other person or party in any manner whatsoever, or (c) if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of said trustor or mortgagor. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3-605 of the California Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that the Bank may provide information relating to the Note or to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE IS MADE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

The maximum interest rate shall not exceed the highest applicable usury ceiling.

See Addendum and LIBOR Addendum.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.


JMAR TECHNOLOGIES, INC.

By: /s/ DENNIS E. VALENTINE               Its: Chief Financial Officer
   -------------------------------          -------------------------------
   SIGNATURE OF                             TITLE

By:                                     Its:
   -------------------------------          -------------------------------
   SIGNATURE OF                             TITLE

By:                                     Its:
   -------------------------------          -------------------------------
   SIGNATURE OF                             TITLE

By:                                     Its:
   -------------------------------          -------------------------------
   SIGNATURE OF                             TITLE

Comerica Bank
 /s/ BROCK MULLINS                      Its: Assistant Vice President
--------------------------                  -------------------------------
Signature of Brock Mullins                  Title









9207 ETON AVENUE                        CHATSWORTH          CALIFORNIA      USA           91311
----------------------------------------------------------------------------------------------------
STREET ADDRESS                          CITY                STATE           COUNTRY      ZIP CODE


                              For Bank Use Only                CCAR #
----------------------------------------------------------------------------------------------------
Loan Officer Initials    Loan Group Name              Obligor(s) Name
BM                       WESTWOOD MIDDLE MARKET       JMAR TECHNOLOGIES, INC.
----------------------------------------------------------------------------------------------------
Loan Officer I.D. No.    Loan Group No.               Obligor #                Note #     Amount
48234                    96551                                                            $5,000,000.00


CA 00184.1 (12-94)

                       ADDENDUM TO MASTER REVOLVING NOTE
                       ---------------------------------

      This ADDENDUM TO MASTER REVOLVING NOTE (This "Addendum"), dated June 26, 1998, shall be a part of and is hereby incorporated into that certain Master Revolving Note of even date herewith (the "Note"), executed by JMAR Technologies, Inc. ("Borrower") in favor of Comerica Bank - California ("Bank"). All initially capitalized terms used but not defined in this addendum shall have the meanings assigned to such terms in the Note. Borrower hereby agrees that the following terms and conditions shall be incorporated into the
Note:

1. DEFINITIONS.

      1.1 DEFINED TERMS. As used in this Addendum, the following terms shall have the following respective meanings:

      "Current Assets" shall mean, as of any applicable date of determination, all cash, non-affiliated customer receivables, United States government securities, claims against the United States government, and inventories.

      "Current Liabilities" shall mean, as of any applicable date of determination, (i) all liabilities of a person that should be classified as current in accordance with GAAP, including without limitation any portion of the principal of the indebtedness classified as current, plus (ii) to the extent not otherwise included, all liabilities of the Borrower to any of its affiliates whether or not classified as current in accordance with GAAP.

      "Debt" shall mean, as of any applicable date of determination, all items of indebtedness, obligation or liability of the Borrower, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, that should be classified as liabilities in accordance with GAAP.

      "Effective Tangible Net Worth" shall mean, as of any applicable date of determination, the excess of (i) the net book value of all assets of the Borrower (other than patents, patent rights, trademarks, trade names, copyrights, licenses, goodwill, Employee Stock Ownership Plan receivables, and similar intangible assets) after all appropriate deductions in accordance with GAAP (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization), over (ii) all debt of the Borrower, increased by (iii) subordinated debt if any.

      "Event of Default" or "Default" shall have the meaning set forth in the Note and in the Security Agreement (All Assets) dated June 26, 1998 executed by JMAR Technologies, Inc. in favor of Comerica Bank-California.

     "Financial Statements" shall mean all those balance sheets, income statements and other financial data (whether of the Borrower, any of its subsidiaries or otherwise) which have been furnished to the Bank for the purposes of, or in connection with, this Agreement and the transactions contemplated hereby.

     "GAAP" shall mean, as of any applicable date of determination, generally accepted accounting principles consistently applied.

     "Guarantor" shall mean any individual who has signed and executed a Guaranty document with the Bank in form and content satisfactory to the Bank.

     "Net Income" shall mean the net income (or loss) of the Borrower for any period determined in accordance with GAAP.

     "Subordinated Debt" shall mean indebtedness of the Borrower to third parties which has been subordinated to the Bank pursuant to a subordination agreement in form and content satisfactory to the Bank.

     "Subsidiaries" shall mean JMAR Precision Systems Inc., JMAR Semiconductor Inc., JMAR Research Inc., and any other entities owned by JMAR Technologies Inc.

2. Affirmative Covenants.

     On a continuing basis from the date of this Addendum until the later of the Maturity Date or when the indebtedness is paid in full and the Borrower has performed all of its other obligations hereunder, the Borrower covenants and agrees that it will:

     2.1 Financial and Other Information.

     2.1.1 Annual Financial Reports. Furnish to the Bank, in form and reporting basis satisfactory to the Bank, not later than ninety (90) days after the close of each fiscal year of the Borrower, beginning with the fiscal year ending December 31, 1998, financial statements of the Borrower and Subsidiaries on a consolidated and consolidating basis containing the income statement and balance sheet of the Borrower and Subsidiaries and a statement of cash flows for each such fiscal year, and such other comments and financial details as are usually included in similar reports. Such reports shall be prepared in accordance with GAAP by independent certified public accountants of recognized standing selected by the Borrower and acceptable to the Bank and shall be on an audited basis with an unqualified opinion.

     2.1.2 Quarterly Financial Statements. Furnish to the Bank not later than thirty (30) days after the close of each quarter of each fiscal year of the Borrower, beginning with the fiscal quarter ending June 30, 1998, financial statements of the Borrower and Subsidiaries on a consolidated and consolidating basis containing the income statement and balance sheet of the Borrower and Subsidiaries as of the end of each such period, and such other comments and financial details as are usually included in similar reports. These statements shall be company-prepared on the same accounting basis as the statements required in section 2.1.1 of this Agreement and shall be in such detail as the Bank may reasonably require, and the accuracy of the statements shall be certified by the Borrower.

     2.1.3 Aging of Accounts Receivable. Furnish to the Bank quarterly by the 15th day of the first month of each fiscal quarter an aging as of the end of the preceding month of Borrower's Accounts Receivable in a form satisfactory to the Bank.

     2.1.4 Aging of Accounts Payable. Furnish to the Bank quarterly by the 15th day of the first month of each fiscal quarter an aging as of the end of the preceding month of Borrower's Accounts Payable in a form satisfactory to the Bank

     2.1.5 No Default Certificate. Together with each delivery of the financial statements required by Sections 2.1.1 and 2.1.2 of this Agreement, furnish to the Bank a certificate stating that no Event of Default or Default has occurred, or if any such Event of Default or Default exists, stating the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto.

     2.1.6 Maintain Debt Ratio. On a consolidated basis, maintain the ratio of its Debt (less debt subordinated to the Bank) to Effective Tangible Net Worth at not more than the 1.25:1 at all times.

     2.1.7 Maintain Effective Tangible Net Worth. On a consolidated basis, maintain Effective Tangible Net Worth of not less than $7,500,000 at all times.

     2.1.8 Maintain Annual Net Income. On a consolidated basis, maintain annual Net Income after tax of not less than $1,000,000.

     2.1.9 Maintain Quarterly Net Income. On a consolidated basis, maintain quarterly Net Income after tax of not less than $0.

     2.1.10 Maintain current ratio. On a consolidated basis, maintain a ratio of Current Assets to Current Liabilities of not less than 1.75:1.

3. Advances

     3.1 Advances on the Note are allowed to be made directly to JMAR Technologies Inc. and JMAR Precision Systems, Inc.

     3.2 Maximum Advances. Advances made on the Note by JMAR Technologies Inc. and transferred or loaned to subsidiaries other than JMAR Precision Systems shall be limited to a maximum aggregate of $1,500,000.

4.   Guarantees

     The Note shall be supported by secured guarantees from JMAR Precision Systems, Inc., JMAR Research, Inc. and JMAR Semiconducer, Inc.

     IN WITNESS WHEREOF, Borrowers have executed this Addendum as of the date first above written.

JMAR Technologies, Inc.                 Comerica Bank - California


  /s/ Dennis E. Valentine                  /s/ Brock Mullins
---------------------------------       ---------------------------------

[COMERICA LOGO]

                      VARIABLE RATE - SINGLE PAYMENT NOTE


--------------------------------------------------------------------------------
AMOUNT             NOTE DATE            MATURITY DATE       TAX IDENTIFICATION #

$1,000,000.00      June 25, 1998        June 01, 1999
--------------------------------------------------------------------------------


On the Maturity Date, as stated above, for value received, the undersigned promise(s) to pay to the order of Comerica Bank-California ("Bank"), at any office of the Bank in the State of California, One Million and no/100 Dollars (U.S.) with interest from the date of this Note at a per annum rate equal to the Bank's base rate from time to time in effect plus 0.000% per annum until maturity, whether by acceleration or otherwise, or until Default, as later defined, and after that at a default rate equal to the rate of interest otherwise prevailing under this Note plus 3% per annum (but in no event in excess of the maximum rate permitted by law). The Bank's "base rate" is that annual rate of Interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Bank's base rate changes. Interest shall be calculated for the actual number of days the principal is outstanding on the basis of a 360-day year if this Note evidences a business or commercial loan or a 365-day year if a consumer loan. Accrued interest on this Note shall be payable on either (i) [ ] the Maturity Date or (ii) [X] the 1st day of each month commencing August 01, 1998, until the Maturity Date when all amounts outstanding under this Note shall be due and payable in full. If the frequency of interest payments is not otherwise specified, accrued interest on this Note shall be payable monthly on the first day of each month. If any payment of principal or interest under this Note shall be payable on a day other than a day on which the Bank is open for business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. A late payment charge equal to 5% of each late payment may be charged on any payment not received by the Bank within 10 calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively "Indebtedness") are secured by and the Bank is granted a security interest in all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned, from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by and (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust or mortgage on or other security interest in any of the undersigned's principal dwelling or in any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has (have) given or give(s) Bank a deed of trust or mortgage covering real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place.

If the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (i) fail(s) to pay any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (ii) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any guarantor and the Bank; or (iii) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies or becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation or a limited liability company) is the subject of a dissolution, merger or consolidation; or
(a) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (b) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or
(c) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (d) if the Bank deems itself insecure believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (e) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them); declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. In addition, if this Note is secured by a deed of trust or mortgage covering real property, then the trustor or mortgagor shall not mortgage or pledge the mortgaged premises as security for any other indebtedness or obligations. This Note, together with all other indebtedness secured by said deed of trust or mortgage, shall become due and payable immediately, without notice, at the option of the Bank, (a) if said trustor or mortgagor shall mortgage or pledge the mortgaged premises for any other indebtedness or obligations or shall convey, assign or transfer the mortgaged premises by deed, installment sale contract or other instrument, or
(b) if the title to the mortgaged premises shall become vested in any other person or party in any manner whatsoever, or (c) if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of said trustor or mortgagor. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices, and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3-605 of the California Uniform Commercial Code and waive(s) all other suretyship defenses on right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that the Bank may provide information relating to this Note or to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not the suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE IS MADE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

The maximum interest rate shall not exceed the highest applicable usury ceiling.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

See Addendum.

JMAR TECHNOLOGIES, INC.

By: /s/ DENNIS E. VALENTINE            Its: Chief Financial Officer
   -------------------------------          -------------------------------
   SIGNATURE OF                             TITLE

By:                                     Its:
   -------------------------------          -------------------------------
   SIGNATURE OF                             TITLE

By:                                     Its:
   -------------------------------          -------------------------------
   SIGNATURE OF                             TITLE

By:                                     Its:
   -------------------------------          -------------------------------
   SIGNATURE OF                             TITLE

Comerica Bank
 /s/ BROCK MULLINS                      ITS: Assistant Vice President
--------------------------                  -------------------------------
Signature of Brock Mullins                  Title










9207 ETON AVENUE                        CHATSWORTH          CALIFORNIA      USA           91311
--------------------------------------------------------------------------------------------------------
STREET ADDRESS                          CITY                STATE            COUNTRY      ZIP CODE


                              For Bank Use Only                CCAR #
--------------------------------------------------------------------------------------------------------
Loan Officer Initials    Loan Group Name              Obligor(s) Name
BM                       WESTWOOD MIDDLE MARKET       JMAR TECHNOLOGIES, INC.
--------------------------------------------------------------------------------------------------------
Loan Officer I.D. No.    Loan Group No.               Obligor #                Note #     Amount
48234                    96551                                                            $1,000,000.00


CA 00179 (9/95)

            ADDENDUM TO $1,000,000 VARIABLE RATE-SINGLE PAYMENT NOTE


     This ADDENDUM TO VARIABLE RATE-SINGLE PAYMENT NOTE (This "Addendum"), dated June 25, 1998, shall be a a part of and is hereby incorporated into that certain Variable Rate-Single Payment Note of even date herewith (the "Note"), executed by JMAR Technologies, Inc. ("Borrower") in favor of Comerica Bank-California ("Bank"). All initially capitalized terms used but not defined in this addendum shall have the meanings assigned to such terms in the Note. Borrower hereby agrees that the following terms and conditions shall be incorporated into the
Note:

1. USE OF FUNDS. Advances under the Note shall be used to finance 80% of the total cost of new equipment. Borrower may also use the Note to finance 70% of the total cost of demo inventory at JMAR Precision Systems, Inc.

2. ISSUANCE OF TERM NOTE. On 6/1/99 (the "Conversion Date"), the Borrower shall execute and deliver to the Bank a term note (a "Term Note") consistent with the Bank's then standard forms, in an aggregate principal amount equal to the outstanding principal balance on the Note. The Term Note shall have a maturity date that is 48 months from the date of its issuance. The outstanding principal of the Term Note shall bear interest at the variable rate equal to the Bank's base rate, or upon the request of the Borrower a fixed rate of interest equal to two and one-half percent above Bank's Cost of Funds as determined on the Conversion Date, and such interest shall be payable on the same dates on which interest is payable under the Note. Principal shall be payable concurrently with interest, in substantially equal installments such that the Term Note will be fully amortized by its maturity date. The Term Note shall contain the same covenants, conditions, and Defaults as are contained in the Note (including this Addendum), and shall have the benefit of all collateral, guaranties and subordination agreements in favor of the Note.

3. ADVANCES. Advances on the Note are allowed to be made directly to JMAR Technologies, Inc. And JMAR Precision Systems, Inc.

     IN WITNESS WHEREOF, Borrowers have executed this Addendum as of the date first above written.

JMAR Technologies, Inc.                 Comerica Bank-California


/s/ JOHN S. MARTINEZ                    /s/ BROCK MULLINS
-----------------------                 -------------------------


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